                                                                    EXHIBIT 23.8


              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated December 9, 1999 on the financial statements of SpecialtyMD.com, Inc. in the Proxy Statement and Prospectus included in the registration Statement (Form S-4) of Chemdex Corporation for the registration of 1,250,000 shares of its common stock.

                                  /s/ Ernst & Young LLP


Palo Alto, California
December 22, 1999